SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 15, 2004
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

             OREGON               000-12992                  84-0845771
(State or other jurisdiction (Commission File No.)         (IRS Employer
      of incorporation)                                  Identification No.)

                    1290 INDUSTRIAL WAY, ALBANY OREGON 97322
               (Address of principal executive offices) (Zip Code)

                                 (503) 967-6575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

            On September 15, 2004, Synthetech, Inc. received notice from Nasdaq stating that for the last 30 consecutive business days, Synthetech's common stock had closed below the minimum $1.00 per share bid price as required by Marketplace Rule 4450(a)(5) for continued listing on the Nasdaq National Market. Nasdaq provides a 180-day grace period to cure this deficiency. Accordingly, the closing bid price for Synthetech's common stock must be a minimum of $1.00 per share for at least 10 consecutive business days before March 14, 2005 or Synthetech's common stock may be delisted from the Nasdaq National Market.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 15, 2004

                                                   By: /s/ M. Sreenivasan
                                                       ------------------------
                                                           M. Sreenivasan
                                                           President and CEO